                                                                   EXHIBIT 99.13

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
-----------------------------
Steve Moeller
Director, Accounting

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to October Monthly Operating Report

                                   Summary Of Bank And Investment Accounts              Attachment 1
                                        The Delta Queen Steamboat Co.
Summary                                    Case No: 01-10970 (JCA)                         UNAUDITED
The Delta Queen Steamboat Co.             For Month Of October 2002

                                                             Balances
                                             -------------------------------------    Receipts &          Bank
                                                Opening                 Closing      Disbursements      Statements        Account
Account                                      As Of 10/01/02         As Of 10/31/02     Included          Included        Reconciled
-------                                      --------------         --------------   -------------     -------------     ----------
Delta Queen Controlled Disb                       586.08                  (15.00)       Yes            Yes                 Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                       100,867.79              184,242.10        Yes            Yes                 Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                            52,819.93               24,128.52        Yes            No - Not            Yes
Hibernia                                                                                               Concentration
Account # - 812-395-289                                                                                Account

The Delta Queen Steamboat Co.                       0.00                    0.00        No -           No -                No -
LaSalle - Wealth Management                                                             Account        Account             Account
Account # - TNE-043290                                                                  Closed         Closed              Closed

The Delta Queen Steamboat Co.                       0.00                    0.00        No -           No -                No -
AmSouth                                                                                 Account        Account             Account
Account # - 19356307                                                                    Closed         Closed              Closed

Delta Queen                                         0.00                    0.00        No -           No -                No -
LaSalle                                                                                 Account        Account             Account
Account # - 5800155771                                                                  Closed         Closed              Closed

DQ Credit Card                                      0.00                    0.00        Yes            No - Not            Yes
Bank One                                                                                               Concentration
Account # - 552-0110062868                                                                             Account

DQ Master Cash                                      0.00                    0.00        No -           No -                No -
Bank One                                                                                Account        Account             Account
Account # - 552-0110256700                                                              Closed         Closed              Closed

The Delta Queen Steamboat Co                        0.00                    0.00        Yes            No - Not            Yes
Receipts                                                                                               Concentration
Hibernia                                                                                               Account
Account # - 882-390-047

The Delta Queen Steamboat Co                        0.00                    0.00        No -           No -                No -
Receipts                                                                                Account        Account             Account
LaSalle                                                                                 Closed         Closed              Closed
Account # - 5800155839

The Delta Queen Steamboat Co                        0.00                    0.00        Yes            No - Not            Yes
Escrow Account                                                                                         Concentration
LaSalle                                                                                                Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                  752,631.50              753,450.84        Yes            No - Not            Yes
Escrow Account - DQ/DN IDCC                                                                            Concentration
LaSalle                                                                                                Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                  250,877.17                    0.00        Yes            No - Not            Yes
Escrow Account - DQ/DN - Seller Proration                                                              Concentration
LaSalle                                                                                                Account
Account # - 62-9003-42-7

The Delta Queen Steamboat Co                9,875,518.17           29,315,449.11           Yes         No - Not            Yes
LaSalle - Investment Account                                                                           Concentration
03-9042-30-4                                                                                           Account

                                                                  Attachment 2-1

                             The Delta Queen Steamboat Co.
R&D - Hibernia                  Case No: 01-10970 (JCA)                UNAUDITED
DQ Controlled Disb                     Hibernia
                               Controlled Disbursements
                                 Account # - 542027373
                              1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                             586.08

Receipts
                                           81,492.42      From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)

                                         ----------
                                          81,492.42       Total Receipts

Disbursements

                                            (292.79)      Crew Maintenance & Medical
                                          (8,983.97)      O/S Post Petition Airline Invoices
                                         (54,323.92)      Professional Fees - AMEX Tax Advisors
                                            (159.54)      SG&A - Chicago
                                            (710.14)      SG&A - Finance
                                            (586.08)      SG&A - NOLA ( Temp Help)
                                         (14,750.00)      Trustee Qtrly Payments
                                          (2,272.06)      Taxes
                                             (15.00)      Bank Charge

                                         ----------

                                         (82,093.50)      TOTAL DISBURSEMENTS

Closing Balance - 31 October 02
                                             (15.00)

                             Receipts & Disbursements             Attachment 2-2
                           The Delta Queen Steamboat Co.
R&D - Hibernia                Case No: 01-10970 (JCA)                  UNAUDITED
DQ Master Cash                       Hibernia
                                  DQ Master Cash
                              Account # - 812-395-335
                            1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                100,867.79

Receipts

                                600,000.00      From Delta Queen Steamboat CO - LaSalle
                                                Investment Acct (#039042304)

                                251,150.28      From American Classic Voyages - Investment Cash - LaSalle Bank
                                                Acct (#62-9003-41-9)

                                348,711.16      Delaware North Companies - Asset Sale Agreement
                             -------------

                              1,199,861.44      Total Receipts

Disbursements
                                (81,492.42)     To The Delta Queen Steam Boat Co. -
                                                Hibernia - DQSC Contr. Disb. - Account (542027373)
                                 (1,074.34)     Employee P/R Wire
                                   (347.09)     Hibernia National Bank - Fees
                                (95,000.00)     To The Delta Queen Steam Boat Co Payroll Acct (812395289) - Hibernia -
                               (477,289.59)     Professional Fees - Latham & Watkins
                               (128,178.09)     Professional Fees Walsh,Monzack & Monaco
                               (136,953.92)     Professional Fees - Hahn & Hessen
                                (92,556.13)     Professional Fees - Policano & Manzo
                                 (3,595.55)     Misc Checks for State Taxes
                               (100,000.00)     Fleet National Bank - Oracle License
                             -------------
                             (1,116,487.13)     Total Disbursements

Closing Balance - 31 October  02
                                184,242.10

                           Receipts & Disbursements               Attachment 2-3
                         The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JCA)                    UNAUDITED
DQ Payroll                        Hibernia
                                 DQ Payroll
                           Account # - 812-395-289
                         1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                        52,819.93

Receipts
                                        95,000.00      From The Delta Queen Steam Boat Co. -
                                                       Hibernia - DQSC Master Cash - Account (812-395-335)

                                      -----------
                                        95,000.00      Total Receipts

Disbursements

                                      (123,691.41)     Payroll - Wires & Checks

                                      -----------
                                      (123,691.41)     Total Disbursements

Closing Balance - 31 October 02
                                        24,128.52

                           Receipts & Disbursements               Attachment 2-4
                         The Delta Queen Steamboat Co.
R&D - BankOne               Case No: 01-10970 (JCA)                    UNAUDITED
DQ Credit Cards                   Bank One
                           Delta Queen Credit Cards
                          Account # - 552-0110062868
                         1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                            0.00

Receipts

                                            0.00

                                            ----
                                            0.00      Total Receipts

Disbursements

                                            0.00

                                            ----
                                            0.00

Closing Balance - 31 October 02
                                            0.00

                            Receipts & Disbursements              Attachment 2-5
                          The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (JCA)                   UNAUDITED
DQSC Receipts                       Hibernia
                                  DQSC Receipts
                             Account # - 882-390-047
                           1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                         0.00

Receipts

                                         ----
                                         0.00       Total Receipts

Disbursements

                                         0.00

                                         ----
                                         0.00       Total Disbursements

Closing Balance - 31 October 02

                                         0.00

                           Receipts & Disbursements               Attachment 2-6
                         The Delta Queen Steamboat Co.
R&D - LaSalle               Case No: 01-10970 (JCA)                    UNAUDITED
DQSC Escrow                        LaSalle
                                 DQSC Escrow
                            Account # - 62-8930-70-3
                          1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                             0.00

Receipts

                                                        Interest Income

                                             ----
                                             0.00       Total Receipts

Disbursements
                                             0.00       Fees

                                             ----
                                             0.00       Total Disbursements

Closing Balance - 31 October 02
                                             0.00

                        Receipts & Disbursements                  Attachment 2-7
                      The Delta Queen Steamboat Co.
R&D - LaSalle            Case No: 01-10970 (JCA)                       UNAUDITED
DQ-DN IDCC Escrow               LaSalle
                           DQ-DN IDCC Escrow
                        Account # - 62-9003-40-1
                       1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                   752,631.50

Receipts
                                       819.34       Interest Income

                                   ----------
                                       819.34       Total Receipts

Disbursements

                                   ----------
                                         0.00       Total Disbursements

Closing Balance - 31 October 02
                                   753,450.84

                                      Receipts & Disbursements    Attachment 2-8
                                   The Delta Queen Steamboat Co.
R&D - LaSalle                          Case No: 01-10970 (JCA)         UNAUDITED
DQ-DN Seller Proration Escrow                LaSalle
                                   DQ-DN Seller Proration Escrow
                                      Account # - 62-9003-42-7
                                    1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                   250,877.17

Receipts
                                       273.11       Interest Income

                                   ----------
                                       273.11       Total Receipts

Disbursements

                                  (251,150.28)      To DQSC - Hibernia Bank
                                                    DQ Master Cash Acct (acct # 812-395-335)

                                   ----------
                                  (251,150.28)      Total Disbursements

Closing Balance - 31 October 02
                                         0.00

                             Receipts & Disbursements             Attachment 2-9
                          The Delta Queen Steamboat Co.
R&D - LaSalle                Case No: 01-10970 (JCA)                   UNAUDITED
Investment                LaSalle - Investment Account

                            Account # - 03-9042-30-4
                          1 October 02 - 31 October 02

Opening Balance - 1 October 02
                                  29,875,518.17

Receipts
                                      39,930.94      Interest Earned

                                  -------------
                                      39,930.94      Total Receipts

Disbursements

                                    (600,000.00)     To Delta Queen Steamboat CO Master Cash
                                                     Hibernia # 812-395-335

                                  -------------
                                    (600,000.00)     Total Disbursements

Closing Balance - 31 October 02
                                  29,315,449.11

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:53:12
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: OCT-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                            PTD-Actual
                                            31-Oct-02
                                            ----------
Revenue
Gross Revenue                                   0.00
Allowances                                      0.00
                                            --------
Net Revenue                                     0.00

Operating Expenses
Air                                             0.00
Hotel                                           0.00
Commissions                                     0.00
Onboard Expenses                                0.00
Passenger Expenses                              0.00
Vessel Expenses                                 0.00
Layup/Drydock Expense                           0.00
Vessel Insurance                                0.00
                                            --------
Total Operating Expenses                        0.00

                                            --------
Gross Profit                                    0.00

SG&A Expenses
Sales & Marketing                               0.00
Start-Up Costs                                  0.00
                                            --------
Total SG&A Expenses                             0.00

                                            --------
EBITDA                                          0.00

Depreciation                                    0.00

                                            --------
Operating Income                                0.00

Other Expense/(Income)
Interest Income                                 0.00
Equity in Earnings for Sub                  (3,428.00)
Reorganization expenses                         0.00
                                            --------
Total Other Expense/(Income)                3,428.00

                                            --------
Net Pretax Income/(Loss)                    (3,428.00)

Income Tax Expense                              0.00

                                            --------
Net Income/(Loss)                           (3,428.00)
                                            ========

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:38
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: OCT-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                YTD-Actual                YTD-Actual
                                                31-Oct-02                 22-Oct-01
                                              -------------             -------------
ASSETS

Cash and Equivalent                           29,504,123.32              2,494,983.63

Restricted Cash                                  753,450.84                      0.00

Accounts Receivable                               12,000.00                      0.00

Inventories                                            0.00                840,779.06

Prepaid Expenses                                       0.00                 13,147.33

Other Current Assets                                   0.00                      0.00

                                              -------------             -------------
Total Current Assets                          30,269,574.16              3,348,910.02


Fixed Assets                                           0.00              8,202,345.75

Accumulated Depreciation                               0.00             (5,195,800.16)

                                              -------------             -------------
Net Fixed Assets                                       0.00              3,006,545.59


Net Goodwill                                           0.00                      0.00

Intercompany Due To/From                      11,476,244.88             37,437,552.28

Net Deferred Financing Fees                            0.00                  5,434.15

Net Investment in Subsidiaries                (83,423,194.75)           33,999,708.26

                                              -------------             -------------
Total Other Assets                            (71,946,949.87)           71,442,694.69

                                              -------------             -------------
Total Assets                                  (41,677,375.71)           77,798,150.30
                                              =============             =============

AMCV US SET OF BOOKS                                    Date: 21-NOV-02 13:54:38
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: OCT-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                   YTD-Actual                 YTD-Actual
                                                   31-Oct-02                  22-Oct-01
                                                 --------------             --------------
LIABILITIES

Accounts Payable                                           0.00                       0.00

Accrued Liabilities                                  253,100.19                       0.00

Deposits                                                   0.00                       0.00

                                                 --------------             --------------
Total Current Liabilities                            253,100.19                       0.00

Long Term Debt                                             0.00                       0.00

Other Long Term Liabilities                        9,993,779.93               9,993,779.93

                                                 --------------             --------------
Total Liabilities                                 10,246,880.12               9,993,779.93

Liabilities Subject to Compromise                    577,835.68                 577,835.68

OWNER'S EQUITY

Common Stock                                           1,000.00                   1,000.00

Add'l Paid In Capital                             33,564,332.71              33,564,332.71

Current Net Income (Loss)                        (118,857,619.70)            (2,866,520.92)

Retained Earnings                                 32,790,195.48              36,527,722.90

                                                 --------------             --------------
Total Owner's Equity                             (52,502,091.51)             67,226,534.69

                                                 --------------             --------------
Total Liabilities & Equity                       (41,677,375.71)             77,798,150.30
                                                 ==============             ==============

The Delta Queen Steamboat Co.                         ATTACHMENT 6                    01-10970 (JCA)
                                      Summary List of Due To/Due From Accounts
                                        For the Month Ended October 31, 2002

                                                               BEGINNING                                              ENDING
AFFILIATE NAME                            CASE NUMBER           BALANCE           DEBITS          CREDITS            BALANCE
--------------                            -----------       --------------     ------------      ---------       --------------
American Classic Voyages Co.                01-10954         (6,204,670.44)              --             --        (6,204,670.44)
AMCV Cruise Operations, Inc.                01-10967        101,686,810.42     1,114,959.65      55,547.68       102,746,222.39
Great AQ Steamboat, L.L.C.                  01-10960        (38,767,072.65)              --             --       (38,767,072.65)
Great Pacific NW Cruise Line, L.L.C.        01-10977         (8,350,095.04)              --             --        (8,350,095.04)
Great River Cruise Line, L.L.C.             01-10963        (10,542,437.21)              --         200.00       (10,542,637.21)
Great Ocean Cruise Line, L.L.C.             01-10959        (17,404,924.93)        3,178.00             --       (17,401,746.93)
Cruise America Travel, Incorporated         01-10966            256,503.82               --             --           256,503.82
Delta Queen Coastal Voyages, L.L.C.         01-10964           (882,265.56)          250.00             --          (882,015.56)
Cape Cod Light, L.L.C.                      01-10962         (1,404,059.37)              --             --        (1,404,059.37)
Cape May Light, L.L.C.                      01-10961         (8,431,118.53)              --             --        (8,431,118.53)
Project America, Inc.                       N/A              (2,934,348.03)              --             --        (2,934,348.03)
Oceanic Ship Co.                            N/A                (136,810.43)              --             --          (136,810.43)
Project America Ship I, Inc.                N/A                 255,723.41               --             --           255,723.41
Project America Ship II, Inc.               N/A                (142,646.25)              --             --          (142,646.25)
Ocean Development Co.                       01-10972          2,214,633.49               --             --         2,214,633.49
Great Hawaiian Cruise Line, Inc.            01-10975             (7,057.02)              --             --            (7,057.02)
Great Hawaiian Properties Corporation       01-10971          1,247,073.77               --             --         1,247,073.77
American Hawaii Properties Corporation      01-10976             43,550.29               --             --            43,550.29
Great Independence Ship Co.                 01-10969            (83,084.83)              --             --           (83,084.83)
CAT II, Inc.                                01-10968               (100.00)              --             --              (100.00)
                                                            --------------     ------------      ---------       --------------
                                                             10,413,604.91     1,118,387.65      55,747.68        11,476,244.88
                                                            ==============     ============      =========       ==============

THE DELTA QUEEN STEAMBOAT COMPANY                         CASE #: 01-10970 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                           0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS           TOTAL
-------                                           ---------       ----------       ----------        ---------        ---------
Paymentech Credit Card Processor                                                                                           0.00
American Express Credit Card Processor                                                                                     0.00
Discover Credit Card Processor                                                                                             0.00
Diners Credit Card Processor                                                                                               0.00
Travel Agents                                                                                                              0.00
Delaware North Companies                               0.00             0.00             0.00        12,000.00        12,000.00

                                                  ---------        ---------        ---------        ---------        ---------
Total                                                  0.00             0.00             0.00        12,000.00        12,000.00
                                                  =========        =========        =========        =========        =========

                                                                   ATTACHMENT #7

                        The Delta Queen Steamboat Company
                                 01-10970 (JCA)

                             Accounts Payable Detail
                             As of October 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO OCTOBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Accounts receivable represent monies due from the Purchaser. During October, a majority of the receivable balance was collected. Receipt of the remaining balance is awaiting transfer of title documentation.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.